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                                                                   EXHIBIT 99.1

                         [Pulaski Financial Letterhead]

FOR IMMMEDIATE RELEASE

                           PULASKI FINANCIAL SEPARATES
                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER ROLES

ST. LOUIS, DECEMBER 21, 2007 - Pulaski Financial Corp. (Nasdaq Global Select:
PULB), the holding company for Pulaski Bank, announced today, that at the recommendation of the Nominating and Corporate Governance Committee as part of its annual review of best corporate governance practices, the Board of Directors determined to separate the roles of Chairman of the Board and Chief Executive Officer, effective January 1, 2008.

Lee S. Wielansky, who currently serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, will serve as the new non-executive Chairman of the Board. William A. Donius will continue to serve as the Company's President and Chief Executive Officer and will remain on the Board of Directors. Donius stated, "We continue to take steps that we believe are in the best interests of our shareholders and portray best practices in corporate governance."

"The Board of Directors has determined that the separation of the offices of Chairman and Chief Executive Officer will enhance Board independence and oversight," said Wielansky. "The separation of the Chairman and Chief Executive Officer will allow our Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and continuing to make strides to make Pulaski Bank the premier community bank in St. Louis."

Over the course of a twenty-five year career, Wielansky has supervised the development, leasing and management of more than 20 million square feet of retail involving more than 100 shopping centers. Currently, Wielansky is Chairman and Chief Executive Officer of Midland Development Group, Inc., a commercial real estate development company with locations in St. Louis, Missouri and Jacksonville, Florida. Wielansky is also the lead trustee of Acadia Realty (NYSE: AKR) and a Director of Isle of Capri Casinos, Inc. (NASDAQ: ISLE).

ABOUT PULASKI FINANCIAL

Pulaski Financial Corp., operating in its 86th year through its subsidiary, Pulaski Bank, serves customers throughout the St. Louis metropolitan area. The bank offers a full line of quality retail-banking products through 12 full-service branch offices in St. Louis and three loan production offices in Kansas City and the Illinois portion of the St. Louis metroplex. The company's website can be accessed at www.pulaskibankstl.com.

THIS NEWS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS ABOUT PULASKI FINANCIAL CORP., WHICH THE COMPANY INTENDS TO BE COVERED UNDER THE SAFE HARBOR PROVISIONS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS THAT ARE NOT HISTORICAL OR CURRENT FACTS, INCLUDING STATEMENTS ABOUT BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS COVER, AMONG OTHER THINGS, ANTICIPATED FUTURE REVENUE AND EXPENSES AND THE FUTURE PLANS AND PROSPECTS OF THE COMPANY. THESE STATEMENTS OFTEN INCLUDE THE WORDS "MAY," "COULD," "WOULD," "SHOULD," "BELIEVES," "EXPECTS," "ANTICIPATES," "ESTIMATES," "INTENDS," "PLANS," "TARGETS," "POTENTIALLY," "PROBABLY," "PROJECTS," "OUTLOOK" OR SIMILAR EXPRESSIONS. YOU ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INVOLVE UNCERTAINTIES, AND IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED, INCLUDING CHANGES IN GENERAL BUSINESS AND ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, LEGAL AND REGULATORY DEVELOPMENTS, INCREASED COMPETITION FROM BOTH BANKS AND NON-BANKS, CHANGES IN CUSTOMER BEHAVIOR AND PREFERENCES, AND EFFECTS OF CRITICAL ACCOUNTING POLICIES AND JUDGMENTS. FOR DISCUSSION OF THESE AND OTHER

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RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER FROM EXPECTATIONS, REFER TO OUR
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2007, AND OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDING DECEMBER 31, 2006, MARCH 31, 2007 AND JUNE 30, 2007 ON FILE WITH THE SEC, INCLUDING THE SECTIONS ENTITLED "RISK FACTORS." THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THEM IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS.

FOR ADDITIONAL INFORMATION CONTACT:
William A. Donius, President & CEO        AT THE INVESTOR RELATIONS COMPANY
Pulaski Financial Corp.                   Tad Gage
(314) 878-2210 Ext. 3610                  (312) 245-2700 email: tgage@tire.com

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